                                                                    EXHIBIT 99.1


                                                Net Interest Margin Trust 1995-A
                                                June, 2001
                                                Payment: July 16, 2001

                                                7.25% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                      *REVISED* Distribution Date: July 16, 2001

                                                                                                      Per $1,000
Securitized Net Interest Margin Certificates                                                           Original
--------------------------------------------                                                           --------
1.        Amount Available                                                        794,957.46
                                                                              --------------
          Excess from NIM 94-A                                                 37,742,684.50
                                                                              --------------
          Excess from NIM 94-B                                                    141,649.40
                                                                              --------------
Interest

2.        Aggregate Interest                                                      123,375.30          0.40056916
                                                                              ----------------------------------

3.        Amount Applied to:
          (a) accrued but unpaid Interest

4.        Remaining:
          (a) accrued but unpaid Interest

5.        Monthly Interest                                                        123,375.30
                                                                              --------------
Principal

6.        Current month's principal distribution                             * 20,420,739.63         66.30110269
                                                                              ----------------------------------
7.        Remaining outstanding principal balance                                       0.00         000.0000000
                                                                              ----------------------------------
          Pool Factor                                                                   0.00
                                                                              --------------
8.        Present value of the projected remaining aggregate
          cashflows of the Finance I Assets and the
          Residual Assets, as of the immediately
          preceding Distribution Date                                         180,983,129.26 **
                                                                              --------------
9.        Aggregate amount on deposit in Reserve Fund                                   0.00
                                                                              --------------
10.       Subordinated Certificateholder payment
          Reserve Fund Excess, pursuant to Section 5.8                          7,521,965.91
                                                                              --------------
          Plus All Excess Cash Flow                                          * 18,135,176.43
                                                                              --------------
11.       Aggregate principal balance of loans
          refinanced by Conseco Finance                                         1,716,455.45
                                                                              --------------
12.       Weighted average CPR                                                        11.74%
                                                                              --------------
13.       Weighted average CDR                                                         3.62%
                                                                              --------------
14.       Annualized net loss percentage                                               2.57%
                                                                              --------------
15.       Delinquency      30-59 day                                                   1.76%
                                                                              --------------
                           60-89 day                                                   0.63%
                                                                              --------------
                           90+ day                                                     1.22%
                                                                              --------------
                           Total 30+                                                   3.61%
                                                                              --------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 6/15/01.

                                               Net Interest Margin Trust 1995-A
                                               June, 2001
                                               Payment:  July 16, 2001

                                                      Fee Assets
                                       -----------------------------------------
                                        Guarantee       Inside         Fee Asset
                                          Fees           Refi            Total
                                       -----------------------------------------

GTFC 1994-5                             49,440.22      8,250.68       57,690.90
GTFC 1994-6                             47,750.79         97.45       47,848.24
GTFC 1994-7                                  0.00     10,452.21       10,452.21
GTFC 1994-8                                  0.00      9,067.22        9,067.22
GTFC 1995-1                                  0.00     13,432.37       13,432.37
GTFC 1995-2                                  0.00          0.00            0.00
GTFC 1995-3                             98,360.27     25,615.98      123,976.25
GTFC 1995-4                             74,611.89     35,573.97      110,185.86
GTFC 1995-5                                  0.00          0.00            0.00
                                       -----------------------------------------

                                       270,163.17    102,489.88      372,653.05

Total amount of Guarantee Fees and

     Inside Refinance Payments                                       372,653.05
                                                                 --------------
Subordinated Servicing Fees                                          374,378.42
                                                                 --------------
Payment on Finance 1 Note                                            747,031.47
                                                                 --------------
Allocable to Interest (current)                                      651,195.31
                                                                 --------------
Allocable to accrued but unpaid Interest                                   0.00
                                                                 --------------
Accrued and unpaid Trustee Fees                                            0.00
                                                                 --------------
Allocable to Principal                                                95,836.16
                                                                 --------------
Finance 1 Note Principal Balance                                 107,688,214.38
                                                                 --------------

                                                Net Interest Margin Trust 1995-A
                                                June, 2001
                                                Payment:  July 16, 2001





                                                    Inside
                                  Residual            Refi              Total
                          -----------------------------------------------------

GTFC 1994-5                          0.00               0.00              0.00
GTFC 1994-6                          0.00               0.00              0.00
GTFC 1994-7                          0.00               0.00              0.00
GTFC 1994-8                          0.00               0.00              0.00
GTFC 1995-1                          0.00               0.00              0.00
GTFC 1995-2                          0.00          22,003.43         22,003.43
GTFC 1995-3                          0.00               0.00              0.00
GTFC 1995-4                          0.00               0.00              0.00
GTFC 1995-5                          0.00          25,922.56         25,922.56

                          -----------------------------------------------------
                                     0.00          47,925.99         47,925.99

                   Total Residual and Inside

                              Refinance Payments                     47,925.99